--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     November 5, 1999


                             THE BIGHUB.COM, INC.
            (Exact name of registrant as specified in its charter)

     FLORIDA                      000-27107                65-0580634
 (State or other                 (Commission            (I.R.S. Employer
   jurisdiction                  File Number)          Identification No.)
 of incorporation)

                           2939 Mossrock, Suite 100
                              San Antonio, Texas                    78230
                    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:      (210) 979-9228


-------------------------------------------------------------------------------

     Item 7. Financial Statements and Exhibits.

     Exhibit 16. Letter from Reel & Swafford, PLLC to the Securities and Exchange Commission dated November 22, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE BIGHUB.COM, INC.


Date: December 15, 1999                     By:  /s/ Chet Howard
                                                 ---------------
                                                 Chet Howard
                                                 Chief Financial Officer


                                     3